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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2005

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

530 West Ninth Street, Newport, Kentucky 41071

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 REGULATION FD DISCLOSURE

     On February 10, 2005, NS Group, Inc. issued a press release announcing that its President and CEO, René J. Robichaud, has adopted a plan to sell 175,000 shares of common stock of NS Group to be acquired through the exercise of stock options through December 2005. The press release is attached hereto as Exhibit 99.1.

     The information in Item 9 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release issued by NS Group, Inc. on February 10, 2005, regarding the adoption of a 10b5-1 plan by its chief executive officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: February 10, 2005	By:	/s/ Thomas J. Depenbrock
Thomas J. Depenbrock
Vice President - Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by NS Group, Inc. on February 10, 2005, regarding the adoption of a 10b5-1 plan by its chief executive officer